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                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                  as Depositor

                                       and

                            WILMINGTON TRUST COMPANY

                                as Owner Trustee

                    ----------------------------------------

                                 TRUST AGREEMENT

                           Dated as of March 26, 2003

                    ----------------------------------------


                      GMACM HOME EQUITY LOAN TRUST 2003-HE2
                   GMACM Home Equity Loan-Backed Certificates,
                                 Series 2003-HE2


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                                TABLE OF CONTENTS

                                                                                         PAGE

ARTICLE I         Definitions...............................................................1

        Section 1.01.     Definitions.......................................................1
        Section 1.02.     Other Definitional Provisions.....................................1


ARTICLE II        Organization..............................................................2

        Section 2.01.     Name..............................................................2
        Section 2.02.     Office............................................................2
        Section 2.03.     Purposes and Powers...............................................2
        Section 2.04.     Appointment of Owner Trustee......................................3
        Section 2.05.     Initial Capital Contribution of Trust Estate......................3
        Section 2.06.     Declaration of Trust..............................................3
        Section 2.07.     Title to Trust Property...........................................4
        Section 2.08.     Situs of Trust....................................................4
        Section 2.09.     Representations and Warranties of the Depositor...................4
        Section 2.10.     Payment of Trust Fees.............................................5


ARTICLE III       Conveyance of the Mortgage Loans; Certificates............................5

        Section 3.01.     Conveyance of the Mortgage Loans..................................5
        Section 3.02.     Initial Ownership.................................................5
        Section 3.03.     Issuance of Certificates..........................................5
        Section 3.04.     Authentication of Certificates....................................6
        Section 3.05.     Registration of and Limitations on Transfer and Exchange of
                          Certificates......................................................6
        Section 3.06.     Mutilated, Destroyed, Lost or Stolen Certificates................11
        Section 3.07.     Persons Deemed Certificateholders................................11
        Section 3.08.     Access to List of Certificateholders' Names and Addresses........12
        Section 3.09.     Maintenance of Office or Agency..................................12
        Section 3.10.     Certificate Paying Agent; Certain Distributions on the Class
                          A-IO Notes.......................................................12
        Section 3.11.     Cooperation......................................................14
        Section 3.12.     [Reserved].......................................................14
        Section 3.13.     Subordination....................................................14
        Section 3.14.     No Priority Among Certificates...................................14


ARTICLE IV        Authority and Duties of Owner Trustee....................................15

        Section 4.01.     General Authority................................................15
        Section 4.02.     General Duties...................................................15
        Section 4.03.     Action upon Instruction..........................................15

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        Section 4.04.     No Duties Except as Specified under Specified Documents or in Instructions..................................................16
        Section 4.05.     Restrictions.....................................................16
        Section 4.06.     Prior Notice to Certificateholders and the Enhancer with
                          Respect to Certain Matters.......................................16
        Section 4.07.     Action by Certificateholders with Respect to Certain Matters.....17
        Section 4.08.     Action by Certificateholders with Respect to Bankruptcy..........17
        Section 4.09.     Restrictions on Certificateholders' Power........................17
        Section 4.10.     Majority Control.................................................17
        Section 4.11.     Doing Business in Other Jurisdictions............................18


ARTICLE V         Application of Trust Funds...............................................18

        Section 5.01.     Distributions....................................................18
        Section 5.02.     Method of Payment................................................20
        Section 5.03.     Signature on Returns.............................................20
        Section 5.04.     Statements to Certificateholders.................................20


ARTICLE VI        Concerning the Owner Trustee.............................................21

        Section 6.01.     Acceptance of Trusts and Duties..................................21
        Section 6.02.     Furnishing of Documents..........................................22
        Section 6.03.     Representations and Warranties...................................22
        Section 6.04.     Reliance; Advice of Counsel......................................23
        Section 6.05.     Not Acting in Individual Capacity................................23
        Section 6.06.     Owner Trustee Not Liable for Certificates or Related
                          Documents........................................................23
        Section 6.07.     Owner Trustee May Own Certificates and Notes.....................24


ARTICLE VII       Compensation of Owner Trustee............................................24

        Section 7.01.     Owner Trustee's Fees and Expenses................................24
        Section 7.02.     Indemnification..................................................24


ARTICLE VIII      Termination of Trust Agreement...........................................25

        Section 8.01.     Termination of Trust Agreement...................................25
        Section 8.02.     Additional Termination Requirements..............................26


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ARTICLE IX        Successor Owner Trustees and Additional Owner Trustees...................27

        Section 9.01.     Eligibility Requirements for Owner Trustee.......................27
        Section 9.02.     Replacement of Owner Trustee.....................................27
        Section 9.03.     Successor Owner Trustee..........................................28
        Section 9.04.     Merger or Consolidation of Owner Trustee.........................28
        Section 9.05.     Appointment of Co-Trustee or Separate Trustee....................29


ARTICLE X         Miscellaneous............................................................30

        Section 10.01.    Amendments.......................................................30
        Section 10.02.    No Legal Title to Trust Estate...................................31
        Section 10.03.    Limitations on Rights of Others..................................31
        Section 10.04.    Notices..........................................................32
        Section 10.05.    Severability.....................................................32
        Section 10.06.    Separate Counterparts............................................32
        Section 10.07.    Successors and Assigns...........................................32
        Section 10.08.    No Petition......................................................33
        Section 10.09.    No Recourse......................................................33
        Section 10.10.    Headings.........................................................33
        Section 10.11.    GOVERNING LAW....................................................33
        Section 10.12.    Integration......................................................33
        Section 10.13.    Rights of Enhancer to Exercise Rights of Certificateholders......33

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                                    EXHIBITS

Exhibit A - Form of Class SB Certificate..................................................A-1
Exhibit B - Certificate of Trust..........................................................B-1
Exhibit C - Form of Rule 144A Investment Representation...................................C-1
Exhibit D - Form of Investor Representation Letter........................................D-1
Exhibit E - Form of Transferor Representation Letter......................................E-1
Exhibit F - Form of Certificate of Non-Foreign Status.....................................F-1
Exhibit G - Form of ERISA Representation Letter...........................................G-1
Exhibit H - Form of Representation Letter.................................................H-1
Exhibit I - Form of Class R Certificates..................................................I-1
Exhibit J-1 - Form of Transfer Affidavit and Agreement..................................J-1-1
Exhibit J-2 - Form of Transferor Certificate............................................J-2-1
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        This trust  agreement,  dated as of March 26, 2003 (as amended from time to time, the "Trust Agreement"), is between Residential Asset Mortgage Products,
Inc., a Delaware  corporation,  as depositor (the  "Depositor"),  and Wilmington
Trust  Company,  a Delaware  banking  corporation,  as owner trustee (the "Owner
Trustee").

                                   WITNESSETH:

     WHEREAS, the Depositor and the Owner Trustee desire to form a Delaware statutory trust;

        NOW, THEREFORE, In consideration of the mutual agreements herein contained, the Depositor and the Owner Trustee agree as follows:

                                   ARTICLE I

                                   Definitions

Section 1.01. .Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of March 26, 2003 (the "Indenture"), between GMACM Home Equity Loan Trust 2003-HE2, as Issuer, and Wells Fargo Bank Minnesota, N.A., as Indenture Trustee. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02. .Other Definitional Provisions.

(a) All terms defined in this Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) As used in this Trust Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Trust Agreement or in any such certificate or other document, and accounting terms partly defined in this Trust Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Trust Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Trust Agreement or in any such certificate or other document shall control.

(c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement; Section and Exhibit references contained in this Trust Agreement are references to Sections and Exhibits in or to this Trust Agreement unless otherwise specified; the term "including" shall mean "including without limitation"; "or" shall include "and/or"; and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

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(d) The  definitions  contained in this Trust  Agreement  are  applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                                  Organization

Section 2.01. .Name. The trust created hereby shall be known as "GMACM Home Equity Loan Trust 2003-HE2," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

Section 2.02. .Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders, the Depositor and the Enhancer.

Section 2.03. .Purposes and Powers. The purpose of the Trust is to engage in the following activities:

(i) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Trust Agreement and to sell the Notes and the Certificates;

(ii) to purchase the Mortgage Loans and to pay the organizational, start-up and transactional expenses of the Trust;

(iii) to assign, grant, transfer, pledge and convey the Mortgage Loans pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to Section 5.01 any portion of the Mortgage Loans released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

(iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

(v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including, without limitation, to accept additional contributions of equity that are not subject to the Lien of the Indenture; and

(vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Securityholders.

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The Trust is hereby authorized to engage in the foregoing activities.  The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Trust Agreement or the other Basic Documents while any Note is outstanding without the consent of the Certificateholders of Certificates evidencing a majority of the aggregate Certificate Percentage Interest of each Class of Certificates, the Indenture Trustee, the Enhancer and the Noteholders of Notes representing a majority of the aggregate Voting Rights of the Notes.

Section 2.04. .Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

Section 2.05. .Initial Capital Contribution of Trust Estate. In consideration of the delivery by the Owner Trustee, on behalf of the Trust, of the Securities to the Depositor or its designee, upon the order of the Depositor, the Depositor, as of the Closing Date and concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trust, without recourse, but subject to the other terms and provisions of this Trust Agreement, all of the right, title and interest of the Depositor in and to the Trust Estate. The foregoing transfer, assignment, set over and conveyance does not, and is not intended to, result in a creation or an assumption by the Trust of any obligation of the Depositor or any other Person in connection with the Trust Estate or under any agreement or instrument relating thereto, except as specifically set forth herein.

        The Owner Trustee, on behalf of the Trust, acknowledges the conveyance to the Trust by the Depositor, as of the Closing Date, of the Trust Estate, including all right, title and interest of the Depositor in and to the Trust Estate. Concurrently with such conveyance and in exchange therefor, the Trust has pledged the Trust Estate to the Indenture Trustee and has executed the Certificates and the Notes and caused them to be duly authenticated and delivered.

Section 2.06. .Declaration of Trust. The Owner Trustee hereby declares that it shall hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute and that this Trust Agreement constitute the governing instrument of such statutory trust. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust. It is the intention of the parties hereto that, solely for federal, state and local income and franchise tax purposes, the Trust shall be treated as an entity wholly owned by the Depositor or an affiliate thereof, with the assets of the entity being the Trust Estate. It is the further intention of the parties that an election to be treated as a REMIC ("REMIC I") for federal income tax purposes be made with respect to the Trust Estate, exclusive of the Pre-Funding Account and the Capitalized Interest Account, which shall be treated as "outside reserve funds" for purposes of the REMIC Provisions, that a second election to be treated as a REMIC be made with respect to the REMIC I Regular Interests ("REMIC II") and that a third election to be treated as a REMIC be made with respect to the REMIC II Regular Interests ("REMIC III"). The Issuer will provide for the administration of REMIC I, REMIC II and REMIC III pursuant to Article XI of the Indenture. The provisions of this Trust Agreement shall be interpreted to


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further such intentions.  Neither the Depositor nor any Certificateholder  shall have any personal liability for any liability or obligation of the Trust, other than the indemnification obligation provided in Section 7.2 herein.

Section 2.07. .Title to Trust Property. Legal title to the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

Section 2.08. .Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of Minnesota. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware or taking actions outside the State of Delaware in order to comply with Section
2.03 hereof. Payments will be received by the Trust only in Delaware or Minnesota, and payments will be made by the Trust only from Delaware or Minnesota. The only office of the Trust will be at the Corporate Trust Office of the Owner Trustee in Delaware.

Section 2.09. .Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee and the Enhancer that:

(a) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is at present conducted.

(b) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Depositor and the ability of the Depositor to perform under this Trust Agreement.

(c) The Depositor has the power and authority to execute and deliver this Trust Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust as part of the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Trust Agreement have been duly authorized by the Depositor by all necessary corporate action.

(d) The consummation of the transactions contemplated by this Trust Agreement and the fulfillment of the terms hereof do not conflict with, result in any material breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a material default under, the articles of incorporation or bylaws of the Depositor, or any material indenture, agreement or other instrument to which the Depositor is a party or by which it is bound;


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nor result in the creation or imposition of any Lien upon any of its  properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties. Section 2.10. .Payment of Trust Fees. The Owner Trustee shall pay the Trust's fees and expenses incurred with respect to the performance of the Trust's duties under the Indenture.

                                  ARTICLE III

                 Conveyance of the Mortgage Loans; Certificates

Section 3.01. .Conveyance of the Mortgage Loans. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey and assign to the Trust, on behalf of the Securityholders and the Enhancer, without recourse, all its right, title and interest in and to the Initial Mortgage Loans, including but not limited to any rights of the Depositor under the Purchase Agreement. The Depositor shall also provide the Indenture Trustee with the Policy.

        The parties hereto intend that, for non-tax purposes, the transaction set forth herein be a sale by the Depositor to the Trust of all of its right, title and interest in and to the Initial Mortgage Loans. In the event that, for non-tax purposes, the transaction set forth herein is not deemed to be a sale, the Depositor hereby grants to the Trust a security interest in all of its right, title and interest in, to and under the Initial Mortgage Loans, all distributions thereon and all proceeds thereof; and this Trust Agreement shall constitute a security agreement under applicable law.

Section 3.02. .Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 hereof and the conveyance of the Initial Mortgage Loans pursuant to Section 3.01 above and the issuance of the Certificates, GMACM shall be the sole Certificateholder of each Class of Certificates.

Section 3.03. .Issuance of Certificates. The Certificates of each Class shall be issued in minimum denominations of a Percentage Interest of 10.0000% and integral multiples of 0.0001% in excess thereof. The Class SB Certificates shall be issued in substantially the form attached hereto as Exhibit A. The Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates shall be issued in substantially the form attached hereto as Exhibit I.

        The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee and authenticated in the manner provided in Section 3.04 below. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. A Person shall become a Certificateholder and


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shall  be  entitled  to  the  rights  and  subject  to  the   obligations  of  a
Certificateholder hereunder upon such Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05 hereof.

        A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to and upon satisfaction of the conditions set forth in Section 3.05 hereof.

Section 3.04. .Authentication of Certificates. Concurrently with the acquisition of the Initial Mortgage Loans by the Trust, the Owner Trustee or the Certificate Paying Agent shall cause the Certificates in an initial Percentage Interest of 100.00% to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of GMACM, signed by its chairman of the board, its president or any vice president, without further corporate action by GMACM, in authorized denominations. No Certificate shall entitle the Certificateholder thereof to any benefit under this Trust Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A or Exhibit I hereto, executed by the Owner Trustee or the Certificate Paying Agent, by manual signature, and such authentication shall constitute conclusive evidence that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

Section 3.05. .Registration of and Limitations on Transfer and Exchange of Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.09 hereof, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Indenture Trustee shall be the initial Certificate Registrar. If the Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

        Subject to satisfaction of the conditions set forth below, upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.09 hereof, the Owner Trustee shall execute, authenticate and deliver (or shall cause the Certificate Registrar as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.09 hereof.

        Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

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

        No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        Except as described below, each Certificateholder shall establish its non-foreign status by submitting to the Certificate Paying Agent an IRS Form W-9 and the Certificate of Non-Foreign Status (in substantially the form attached hereto as Exhibit F).

        A Certificate may be transferred to a Certificateholder unable to establish its non-foreign status as described in the preceding paragraph only if such Certificateholder provides an Opinion of Counsel to the Depositor, the Certificate Registrar and the Enhancer, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor, satisfactory to the Depositor and the Enhancer, that such transfer
(1) will not affect the tax status of the Owner Trust and (2) will not adversely affect the interests of any Securityholder or the Enhancer, including, without limitation, as a result of the imposition of any United States federal withholding taxes on the Owner Trust (except to the extent that such withholding taxes would be payable solely from amounts otherwise distributable to the Certificate of the prospective transferee). If such transfer occurs and such foreign Certificateholder becomes subject to such United States federal withholding taxes, any such taxes will be withheld by the Certificate Paying Agent at the direction of the Tax Matters Partner. Each Certificateholder unable to establish its non-foreign status shall submit to the Certificate Paying Agent a copy of its Form W-8-BEN or such successor form as required by then-applicable regulations and shall resubmit such form every three years or with such frequency as required by then-applicable regulations.

        No transfer, sale, pledge or other disposition of a Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with the Securities Act and such state laws. In the event of any such transfer, the Certificate Registrar or the Depositor shall prior to such transfer require the transferee to execute (A) either (i) (a) an investment letter in substantially the form attached hereto as Exhibit C (or in such form and substance reasonably satisfactory to the Certificate Registrar and the Depositor) which investment letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Servicer or the Depositor and which investment letter states that, among other things, such transferee (a) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act, provided by Rule 144A or (ii) (a) a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act and such state laws or is being made pursuant to the Securities Act and such state laws, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Servicer or the Depositor and (b) the transferee executes a representation letter, substantially in the form of Exhibit D hereto, and the transferor executes a representation letter, substantially in the form of Exhibit E hereto, each acceptable to and in form and substance satisfactory to the Certificate

Registrar and the Depositor certifying the facts surrounding such transfer, which representation letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Servicer or the Depositor and (B) the Certificate of Non-Foreign Status (in substantially the form attached hereto as Exhibit F) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor, which certificate shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor. If such Certificateholder is unable to provide a Certificate of Non-Foreign Status, such Certificateholder must provide an Opinion of Counsel as described in the preceding paragraph. The Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Certificate Registrar, the Servicer and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. No transfer of Certificates or any interest therein shall be made to any Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets unless the Depositor, the Owner Trustee, the Certificate
Registrar  and the  Servicer  are  provided  with an  Opinion  of  Counsel  that establishes to the satisfaction of the Depositor, the Owner Trustee, the Certificate Registrar and the Servicer that the purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or the Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Trust Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Servicer. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets of a Plan may provide a certification in the form of Exhibit G to this Trust Agreement, which the Depositor, the Owner Trustee, the Certificate Registrar and the Servicer may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of any such Certificate by the Depositor to an Affiliate of the Depositor (in which case, the Depositor or any such Affiliate shall be deemed to have represented that such Affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Owner Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Owner Trustee, shall be a written representation) from the Depositor of the status of such transferee as an Affiliate of the Depositor.

        In addition, with respect to each Class R Certificate, (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Certificate Paying Agent or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Owner Trustee of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit J-1) from the proposed Transferee, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 3.05 and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit J-2, from the Certificateholder of a Class R Certificate wishing to transfer the Class R Certificate, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Certificate Registrar who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Certificate Registrar in the form attached hereto as Exhibit J-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Certificate Registrar written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Certificate Registrar will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Certificateholder of a Class R Certificate requesting such transfer in the form attached hereto as Exhibit J-1 and all of such other documents as shall have been reasonably required by the Certificate Registrar as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

(iii)(A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Certificateholder of a Class R Certificate thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Certificateholder of a Class R Certificate thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Certificateholder of a Class R Certificate thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 3.05 or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

     (B) If any purported Transferee shall become a Certificateholder of a Class R Certificate in violation of the restrictions in this Section
          3.05 and to the extent that the retroactive restoration of the rights of the Certificateholder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer on such terms as the Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Servicer. Such purchaser may be the Servicer itself or any Affiliate of the Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Servicer, and the Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Certificate Paying Agent shall make available, upon written request from the Internal Revenue Service and any potentially affected Person, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section

     1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the REMIC Administrator before it will provide such information to any such potentially affected Person.

(v) The provisions of this Section 3.05 set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Owner Trustee and Certificate Registrar the following:

     (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, if determined without regard to the Policy, of any Class of the Notes below the lower of the then-current rating or the rating assigned to such Notes as of the Closing Date by such Rating Agency, if determined without regard to the Policy; and

     (B) subject to Section 10.01(f) hereof, an Officers' Certificate of the Servicer stating that the Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Servicer and the Enhancer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any of the REMICs to cease to qualify as a REMIC and will not cause (x) any portion of any of the REMICs to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

Section 3.06. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them and the Issuer from harm, then in the absence of notice to the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or the Certificate Paying Agent, as the Trust's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.06, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section
3.06 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 3.07. Persons Deemed Certificateholders. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent may treat the Person in whose name any

Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 hereof and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

Section 3.08. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Depositor or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor or the Owner Trustee, a list, in such form as the Depositor or the Owner Trustee, as the case may be, may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders, or one or more Certificateholders evidencing not less than 25% of the Certificate Percentage Interest of any Class, apply in writing to the Owner Trustee or the Certificate Registrar, and such application states that the applicants desire to communicate with other Certificateholders, with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

Section 3.09. Maintenance of Office or Agency. The Owner Trustee, on behalf of the Trust, shall maintain in The City of New York an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates the Corporate Trust Office of the Indenture Trustee (or such other office as the Indenture Trustee may specify to the Owner Trustee) as its office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor, the Certificateholders and the Enhancer of any change in the location of the Certificate Register or any such office or agency.

Section 3.10. Certificate Paying Agent; Certain Distributions on the Class A-IO Notes.

(a) The Certificate Paying Agent shall make distributions to Certificateholders from the Distribution Account on behalf of the Trust in accordance with the provisions of the Certificates and Section 5.01 hereof from payments remitted to the Certificate Paying Agent by the Indenture Trustee pursuant to Section 3.05 of the Indenture. The Trust hereby appoints the Indenture Trustee as Certificate Paying Agent. The Class SB Certificateholders hereby direct the Indenture Trustee to (i) transfer any amounts representing the Excess Capitalized Interest Requirement, that would be payable to the Class SB Certificates pursuant to
Section 3.05(a)(vi) of the Indenture, to the Capitalized Interest Account in accordance with Section 3.05(d) of the Indenture and (ii) to pay any amounts representing the amount of any Interest Shortfalls on the Class A-IO Notes for such Payment Date and any previous Payment Date and previously unpaid, that would be payable to the Class SB Certificates pursuant to Section 3.05(a)(xi) of the Indenture, to the holders of the Class A-IO Notes in accordance with Section 3.05(b) of the Indenture. By accepting the Class SB Certificate, a Class SB Certificateholder acknowledges that it will be treated as having received any such amount for federal income tax purposes before being deemed to have paid such amount to Class A-IO Noteholders. The Certificate Paying Agent shall:

(i) hold all sums held by it for the payment of amounts due with respect to the Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(ii) give the Owner Trustee notice of any default by the Trust of which it has actual knowledge in the making of any payment required to be made with respect to the Certificates;

(iii) at any time during the continuance of any such default, upon the written request of the Owner Trustee, forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in trust by such Certificate Paying Agent;

(iv) immediately resign as Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of Certificates if at any time it ceases to meet the standards required to be met by the Certificate Paying Agent at the time of its appointment;

(v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

(vi) deliver to the Owner Trustee a copy of the report to Certificateholders prepared with respect to each Payment Date by the Servicer pursuant to Section
4.01 of the Servicing Agreement.

(b) The Trust may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Indenture Trustee shall be permitted to resign as Certificate Paying Agent upon 30 days' written notice to the Owner Trustee and the Enhancer; provided the Indenture Trustee is also resigning as Paying Agent under the Indenture at such time. In the event that the Indenture Trustee shall no longer be the Certificate Paying Agent under this Trust Agreement and Paying Agent under the Indenture, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company) and which shall also be the successor Paying Agent under the Indenture. The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument to the effect set forth in this Section 3.10 as it relates to the Certificate Paying Agent. The Certificate Paying Agent shall return all unclaimed funds to the Trust and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Trust. The provisions of Sections 6.01, 6.03, 6.04 and 7.01 hereof shall apply to the Certificate Paying Agent to the extent applicable. Any reference in this Trust Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

(c) The Certificate Paying Agent shall establish and maintain with itself the Distribution Account in which the Certificate Paying Agent shall deposit, on the same day as it is received from the Indenture Trustee, each remittance received by the Certificate Paying Agent with respect to payments made pursuant to the Indenture. Pending any such distribution, funds deposited in the Distribution Account on a Payment Date and not distributed to the Certificateholders on such Payment Date shall be invested by the Certificate Paying Agent in Permitted Investments selected by the Servicer (or if no selection is made by the Servicer in Permitted Investments described in clause (v) of the definition thereof) maturing no later than the Business Day preceding the next succeeding Payment Date (except that any investment in the institution with which the Distribution Account is maintained may mature on such Payment Date and shall not be sold or disposed of prior to the maturity). All investment income earned in respect of funds on deposit in the Distribution Account shall be credited to the Distribution Account. The Certificate Paying Agent shall make all distributions on the Certificates as provided in Section 3.05 of the Indenture and Section 5.01(a) of this Trust Agreement from moneys on deposit in the Distribution Account.

Section 3.11. Cooperation. The Owner Trustee shall cooperate in all respects with any reasonable request by the Enhancer for action to preserve or enforce the Enhancer's rights or interest under this Trust Agreement or the Insurance Agreement, consistent with this Trust Agreement and without limiting the rights of the Certificateholders as otherwise expressly set forth in this Trust Agreement.

Section 3.12.  [Reserved].

Section 3.13. Subordination. Except as otherwise provided in the Basic Documents, for so long as any Notes are outstanding or unpaid, the Certificateholders will generally be subordinated in right of payment, under the Certificates or otherwise, to payments to the Noteholders under, or otherwise related to, the Indenture. If an Event of Default has occurred and is continuing under the Indenture, the Certificates will be fully subordinated to obligations owing by the Trust to the Noteholders and the Enhancer under, or otherwise related to, the Indenture, and no distributions will be made on the Certificates until the Noteholders, the Indenture Trustee and the Enhancer have been irrevocably paid in full.

Section 3.14. No Priority Among Certificates. All Certificateholders shall rank equally as to amounts distributable upon the liquidation, dissolution or winding up of the Trust, with no preference or priority being afforded to any Certificateholders over any other Certificateholders, except that amounts distributable will be distributed first to the Class SB Certificates, in an amount equal to the Class SB Distribution Amount, before being distributed to any other Class of Certificates.

                                   ARTICLE IV

                      Authority and Duties of Owner Trustee

Section 4.01. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, as well as any certificate that supports the factual assumptions made in any Opinion of Counsel delivered on the Closing Date, and any amendment or other agreement or instrument described herein, in each case, in such form as the Owner Trustee shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is obligated to take all actions required of the Trust pursuant to the Basic Documents.

Section 4.02. General Duties. The Owner Trustee shall be responsible for administering the Trust pursuant to the terms of this Trust Agreement and the other Basic Documents to which the Trust is a party and in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Trust Agreement.

Section 4.03.  Action upon Instruction.
               -----------------------

(a) Subject to this Article IV and Section 10.13 of this Trust Agreement and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to this Article IV.

(b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

(c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Trust Agreement or under any other Basic Document, or in the event that the Owner Trustee is unsure as to the application of any provision of this Trust Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders (with a copy to the Enhancer) requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instructions received from Certificateholders of Certificates representing a majority of the aggregate Certificate Percentage Interest of each Class of Certificates, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any Person for such action or inaction.

Section 4.04. No Duties Except as Specified under Specified Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Trust Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 4.03 hereof; and no implied duties or obligations shall be read into this Trust Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any filing with the Commission for the Trust or to record this Trust Agreement or any other Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Trust Estate.

Section 4.05.  Restrictions.
               ------------

(a) The Owner Trustee shall not take any action (i) that is inconsistent with the purposes of the Trust set forth in Section 2.03 hereof or (ii) that, to the actual knowledge of the Owner Trustee, would cause the Trust to be treated as an association (or a publicly-traded partnership) taxable as a corporation or a taxable mortgage pool for federal income tax purposes or would cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any of the Notes or Certificates are outstanding or any obligations are due and owing to the Enhancer under the Insurance Agreement. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.05.

(b) The Owner Trustee shall not convey or transfer any of the Trust's properties or assets, including those included in the Trust Estate, to any person unless
(i) it shall have received an Opinion of Counsel to the effect that such transaction will not have any material adverse tax consequence to the Trust or any Certificateholder and (ii) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

Section 4.06. Prior Notice to Certificateholders and the Enhancer with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless, at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the Enhancer in writing of the proposed action and the Certificateholders of Certificates representing a majority of the aggregate Certificate Percentage Interest of each Class of Certificates shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

(a) the initiation of any Proceeding by the Trust (except Proceedings brought in connection with the collection of cash distributions due and owing under the Mortgage Loans) and the compromise of any Proceeding brought by or against the Trust (except with respect to the aforementioned Proceedings for collection of cash distributions due and owing under the Mortgage Loans);

(b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

(c) the amendment of any of the Basic Documents in circumstances where the consent of any Noteholder is required;

(d) the amendment of any of the Basic Documents in circumstances where the consent of any Noteholder is not required and such amendment materially and adversely affects the interest of the Certificateholders;

(e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Trust Agreement of a successor Certificate Registrar or Certificate Paying Agent or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee, Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

Section 4.07. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the written direction of Certificateholders of Certificates evidencing not less than a majority of the aggregate Certificate Percentage Interest of each Class of Certificates, and with the consent of the Enhancer, to (a) remove the Servicer under the Servicing Agreement pursuant to Section 7.01 thereof or (b) except as expressly provided in the Basic Documents, sell the Mortgage Loans after the termination of the Indenture.

Section 4.08. Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary Proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders, and with the consent of the Enhancer, and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

Section 4.09. Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Trust Agreement or any of the other Basic Documents or would be contrary to Section 2.03 hereof, nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 4.10. Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Trust Agreement may be taken by the Certificateholders of Certificates evidencing not less than a majority of the aggregate Certificate Percentage Interest of the Class specified, if any. Except as expressly provided herein, any written notice of the Certificateholders of a Class delivered pursuant to this Trust Agreement shall be effective if signed by the Certificateholders of Certificates evidencing not less than a majority of the aggregate Certificate Percentage Interest of such Class at the time of the delivery of such notice.

Section 4.11. Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 9.05 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company, or (iii) subject Wilmington Trust Company to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company or the Owner Trustee, as the case may be, contemplated hereby.

                                   ARTICLE V

                           Application of Trust Funds

Section 5.01.  Distributions.

(a) On each Payment Date occurring in the months of March, June, September and December, on any date on which the Trust is terminated pursuant to Section 8.01 hereof, and on each other Payment Date for which the Certificate Paying Agent has received written notice from the Certificateholders by the Determination Date relating to such Payment Date requesting funds on deposit in the Distribution Account to be distributed, the Certificate Paying Agent shall distribute to the Certificateholders all funds on deposit in the Distribution Account and available therefor as provided in Section 3.05 of the Indenture. Such amounts shall be distributed, first, to the Certificateholders of the Class SB Certificates, in an amount equal to the Class SB Distribution Amount for such Payment Date and the Class SB Distribution Amount for any previous Payment Date to the extent not previously paid, and second, to the Certificateholders of the Class R-I Certificates, any amounts remaining. All distributions made pursuant to this Section to any Class of Certificates shall be distributed to the Certificateholders of such Class pro rata based on the respective Percentage Interests thereof.

(b) In the event that any withholding tax is imposed on the distributions (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder in accordance with this
Section 5.01. The Certificate Paying Agent is hereby authorized and directed to retain or cause to be retained from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate Proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such Proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Certificate Paying Agent and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (b).

(c) Distributions to Certificateholders shall be subordinated to the creditors of the Trust, including the Noteholders.

(d) Allocations of profits, income and losses, as determined for federal income tax purposes, shall be made among the Classes of Certificates in accordance with the REMIC provisions and within each Class of Certificates to the Certificateholders on a pro rata basis based on the Certificate Percentage Interests thereof.

(e) On each Distribution Date, principal collections on the Mortgage Loans and Liquidation Loss Amounts shall be allocated sequentially to the Class LT-A, LT-BI, LT-BII, LT-BIII, LT-BIV, and LT-BV Interests until the principal balance of each such class is reduced to zero. The REMIC I Regular Interests shall each have pass-through rates equal to the Weighted Average Net Loan Rate of the Mortgage Loans. The Class R-1 Certificate shall have no principal balance and no pass-through rate and shall be entitled to only those distributable assets, if any, remaining in REMIC I on each Distribution Date after all amounts required to be distributed to the REMIC I Regular Interests and applicable Trust Estate expenses have been paid. It is expected that there shall not be any distributions on the Class R-1 Certificate.

(f) Any Excess Spread up to an amount equal to the Overcollateralization Increase Amount (the "Turbo Amount") that is payable from Interest Collections on the Mortgage Loans will not be paid as interest to the REMIC II Regular Interests, but instead a portion of the interest payable with respect to the Class MT-M Interest which equals 1% of the Turbo Amount will be payable as a reduction of the principal balances of the Class MT-1, Class MT-2, Class MT-3, Class MT-4 and Class MT-5 Interests in the same manner in which the Turbo Amount is allocated among the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Notes, respectively (and will be accrued and added to principal on the Class MT-M Interest). Principal payments on Mortgage Loans shall be allocated 99% to the Class MT-M Interest and 1% to the Class MT-1, Class MT-2, Class MT-3, Class MT-4 and Class MT-5 Interests until paid in full. The aggregate amount of principal allocated to the Class MT-1, Class MT-2, Class MT-3, Class MT-4 and Class MT-5 Interests shall be apportioned among such classes in the same manner as principal on the Mortgage Loans is payable with respect to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Notes, respectively. Notwithstanding the above, principal payments on the Mortgage Loans that are attributable to the Overcollateralization Release Amount shall be allocated to the Class MT-M Interest. Liquidation Loss Amounts shall be applied such that after all distributions have been made on such Payment Date: (i) the principal balances of the Class MT-1, Class MT-2, Class MT-3, Class MT-4 and Class MT-5 Interests are each 1% of the principal balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Notes, respectively; and (ii) the principal balance of the Class MT-M Interest is equal to the Mortgage Loan Principal Balance less an amount equal to the sum of the principal balances of the Class MT-1, Class MT-2, Class MT-3, Class MT-4 and Class MT-5 Interests.

(g) (i) Principal will be allocated to and apportioned among the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Notes in the same proportion as principal from the Mortgage Loans is payable with respect to such classes, except that a portion of such principal in an amount equal to the Overcollateralization Release Amount shall first be allocated as a payment of interest to the Class SB Certificates, and all principal will be allocated as a payment of interest to the Class SB Certificates after the principal balance of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Notes has been reduced to zero.

(ii) Except as provided in clause (iii) below, interest will be allocated among the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Notes in the same proportion as interest is payable on such classes.

(iii) Any interest with respect to each principal-bearing REMIC II Regular Interest in excess of the product of (i) 100 times the weighted average coupon of the Class MT-1, Class MT-2, Class MT-3, Class MT-4, Class MT-5, and Class MT-M REMIC II Regular Interests where each of such classes, other than the Class MT-M, is first subject to a cap and floor equal to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Note Rates, respectively, and the Class MT-M Interest is subject to a cap equal to 0%, and (ii) the principal balance of such REMIC II Certificate, shall not be allocated to the Class A-1, Class A-2, Class A-3, Class A-4 or Class A-5 Notes but will be allocated to the Class SB Certificates.

(iv) On each Distribution Date, available funds, if any, remaining in REMIC II after payments of interest and principal, as designated above, will be distributed to the Class R-2 Certificate. It is expected that there shall not be any distributions on the Class R-2 Certificate.

Section 5.02. Method of Payment. Subject to Section 8.01(c) hereof, distributions required to be made to Certificateholders on any Payment Date as provided in Section 5.01 above shall be made to each Certificateholder of record on the preceding Record Date by wire transfer, in immediately available funds, to the account of each Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date or, if not, by check or money order mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register.

Section 5.03. Signature on Returns. The REMIC Administrator, as agent for the Owner Trustee, shall sign on behalf of the Trust the tax returns of REMIC I, REMIC II and REMIC III. The Owner Trustee shall give the REMIC Administrator all such powers of attorney as are needed to enable the REMIC Administrator to prepare and sign such tax returns. In the event that approval from the applicable District Director of the Internal Revenue Service for the REMIC Administrator to sign the tax returns is not forthcoming following application, the REMIC Administrator shall prepare and the Owner Trustee shall sign the tax returns for REMIC I, REMIC II and REMIC III.

Section 5.04. Statements to Certificateholders. On each Payment Date, the Certificate Paying Agent shall make available to each Certificateholder the statement or statements provided to the Owner Trustee and the Certificate Paying Agent by the Servicer pursuant to Section 4.01 of the Servicing Agreement with respect to such Payment Date.

                                   ARTICLE VI

                          Concerning the Owner Trustee

Section 6.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Trust Agreement. The Owner Trustee and the Certificate Paying Agent also agree to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of this Trust Agreement and the other Basic Documents. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, negligence or bad faith or negligent failure to act or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.03 below expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a) no provision of this Trust Agreement or any other Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights, duties or powers hereunder or under any other Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(b) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

(c) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, the Notes, the Certificates, other than the certificate of authentication on the Certificates, if executed by the Owner Trustee and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or in the other Basic Documents;

(d) the execution, delivery, authentication and performance by the Owner Trustee of this Trust Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency;

(e) the Owner Trustee shall not be liable for the default or misconduct of the Depositor, Indenture Trustee or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Trust Agreement or the other Basic Documents that are required to be performed by the Indenture Trustee under the Indenture or the Sellers under the Purchase Agreement; and

(f) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it or duties imposed by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust Agreement or any other Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Trust Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

Section 6.02. Furnishing of Documents. The Owner Trustee shall furnish to the Securityholders promptly upon receipt of a written reasonable request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trust under the Basic Documents.

Section  6.03.   Representations  and  Warranties.   The  Owner  Trustee  hereby
represents   and   warrants   to  the   Depositor,   for  the   benefit  of  the
Certificateholders, that:

(a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Trust Agreement;

(b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

(c) Neither the execution nor the delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

(d) This Trust Agreement, assuming due authorization, execution and delivery by the Owner Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(e) The Owner Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the

Owner Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder; and

(f) No litigation is pending or, to the best of the Owner Trustee's knowledge, threatened against the Owner Trustee which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement.

Section 6.04.  Reliance; Advice of Counsel.
               ---------------------------

(a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b) In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Trust Agreement or the other Basic Documents, the Owner Trustee (i) may act directly or through its agents, attorneys, custodians or nominees (including persons acting under a power of attorney) pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees (including persons acting under a power of attorney) if such persons have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it at the expense of the Trust. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Trust Agreement or any other Basic Document.

Section  6.05.  Not Acting in  Individual  Capacity.  Except as provided in this
Article VI, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Trust Agreement or any other Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

Section 6.06. Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein and in the Certificates (other than the signatures of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, of any other Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor or the Sellers with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

Section 6.07. Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Sellers, the Certificate Paying Agent, the Certificate Registrar and the Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

                                  ARTICLE VII

                          Compensation of Owner Trustee

Section 7.01. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof in accordance with Section 6.06 of the Servicing Agreement, and the Owner Trustee shall be reimbursed for its reasonable expenses hereunder and under the other Basic Documents, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may reasonably employ in connection with the exercise and performance of its rights and its duties hereunder and under the other Basic Documents which shall be payable by the Servicer pursuant to Section 3.09 of the Servicing Agreement.

Section 7.02. Indemnification. The Certificateholder of the majority of the Percentage Interest of the Class SB Certificates shall indemnify, defend and hold harmless the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Trust Agreement, the other Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder; provided, that:

(a) the Certificateholder of the majority of the Percentage Interest of the Class SB Certificates shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Owner Trustee's willful misconduct, negligence or bad faith or as a result of any inaccuracy of a representation or warranty contained in Section 6.03 hereof expressly made by the Owner Trustee;

(b) with respect to any such claim, the Indemnified Party shall have given the Certificateholder of the majority of the Percentage Interest of the Class SB Certificates written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

(c) while maintaining control over its own defense, the Certificateholder of the majority of the Percentage Interest of the Class SB Certificates shall consult with the Indemnified Party in preparing such defense; and

(d) notwithstanding anything in this Trust Agreement to the contrary, the Certificateholder of the majority of the Percentage Interest of the Class SB Certificates shall not be liable for settlement of any claim by an Indemnified Party entered into without the prior consent of the Certificateholder of the majority of the Percentage Interest of the Class SB Certificates, which consent shall not be unreasonably withheld.

        The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Trust Agreement. In the event of any Proceeding for which indemnity may be sought pursuant to this Section 7.02 hereof, the Owner Trustee's choice of legal counsel, if other than the legal counsel retained by the Owner Trustee in connection with the execution and delivery of this Trust Agreement, shall be subject to the approval of the Certificateholder of the majority of the Percentage Interest of the Class SB Certificates, which approval shall not be unreasonably withheld. In addition, upon written notice to the Owner Trustee and with the consent of the Owner Trustee, which consent shall not be unreasonably withheld, the Certificateholder of the majority of the Percentage Interest of the Class SB Certificates shall have the right to assume the defense of any Proceeding against the Owner Trustee.

                                  ARTICLE VIII

                         Termination of Trust Agreement

Section 8.01.  Termination of Trust Agreement.
               ------------------------------

(a) This Trust Agreement (other than this Article VIII) and the Trust shall terminate and be of no further force or effect upon the final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and this Trust Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not
(i) operate to terminate this Trust Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any Proceeding in any court for a partition or winding up of all or any part of the Trust or the Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b) Except as provided in Section 8.01(a) above, neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust. (

c) Notice of any termination of the Trust, specifying the Payment Date on which Certificateholders shall surrender their Certificates to the Certificate Paying Agent for payment of the final distribution thereon and cancellation thereof, shall be given by the Certificate Paying Agent by letter to the Certificateholders and the Enhancer mailed within five Business Days of receipt of notice of such termination from the Owner Trustee, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein specified. The Certificate Paying Agent shall give such notice to the Owner Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01 hereof.

        In the event that all of the Certificateholders shall not have surrendered their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Certificate Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. Subject to applicable laws with respect to escheat of funds, if within one year following the Payment Date on which final payment of the Certificates was to have been made pursuant to Section 3.10 hereof, all the Certificates shall not have been surrendered for cancellation, the Certificate Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Trust Agreement. Any funds remaining in the Distribution Account after exhaustion of such remedies shall be distributed by the Certificate Paying Agent to the Certificateholder of the majority of the Percentage Interest of the Certificates of the Class with respect to which such amounts are due.

(d) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of
Section 3810(d) of the Statutory Trust Statute.

Section 8.02.  Additional Termination Requirements.
               -----------------------------------

(a) REMIC I shall be terminated in accordance with the following additional requirements including upon the exercise by the Servicer of an optional redemption of the Notes pursuant to Section 8.08 of the Servicing Agreement, unless the Owner Trustee, the REMIC Administrator and the Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Owner Trustee) to the effect that the failure of any REMIC to comply with the requirements of this Section 8.02 will not (i) result in the imposition on the Trust Estate of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause either REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Servicer shall establish a 90-day liquidation period for such REMIC and specify the first day of such period in a statement, which the Indenture Trustee shall attach to the Trust Estate's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Servicer shall notify the Owner Trustee and the Indenture Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Owner Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Estate in accordance with the terms hereof; and

(iii) If the Servicer is exercising its right to purchase the assets of the Trust Estate, the Servicer shall, during the 90-day liquidation period and at or prior to the Final Payment Date, purchase all of the assets of the Trust Estate for cash.

(b) Each Holder of a Security and the Owner Trustee hereby irrevocably approves and appoints the Servicer as its attorney-in-fact to adopt a plan of complete liquidation for such REMIC at the expense of the Trust Estate in accordance with the terms and conditions of this Agreement.

                                   ARTICLE IX

             Successor Owner Trustees and Additional Owner Trustees

Section 9.01. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) long-term debt obligations with a rating of at least A by Moody's, Standard & Poor's or Fitch, if rated by Fitch. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02 below.

Section 9.02. Replacement of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Enhancer, the Indenture Trustee and the Depositor. Upon receiving such notice of resignation, the Indenture Trustee shall promptly appoint a successor Owner Trustee with the consent of the Enhancer, which consent shall not be unreasonably withheld, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

        If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 above and shall fail to resign after written request therefor by the Indenture Trustee, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Indenture Trustee may, and, at the direction of the Enhancer, shall, remove the Owner Trustee. If the Indenture

Trustee shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Indenture Trustee shall promptly appoint a successor Owner Trustee acceptable to the Enhancer by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee. If the Indenture Trustee is unable to appoint a successor Owner Trustee within 60 days after any such direction, the Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

        Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 below and payment of all fees and expenses owed to the outgoing Owner Trustee.

Section 9.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 9.02 above shall execute, acknowledge and deliver to the Indenture Trustee and to its predecessor Owner Trustee an instrument accepting such appointment under this Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Trust Agreement; and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

        No successor Owner Trustee shall accept  appointment as provided in this
Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01 above.

        Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03, the Indenture Trustee shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Noteholders, the Rating Agencies and the Enhancer. If the Indenture Trustee shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

Section 9.04. Merger or Consolidation of Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 9.01 above and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

Section 9.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Trust Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 9.01 hereof and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03 above.

        Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a) All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(b) No trustee under this Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this Trust Agreement; and

(c) The Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

        Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Trust Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Trust Agreement, specifically including every provision of this Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

        Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                   ARTICLE X

                                  Miscellaneous

Section 10.01.        Amendments.

(a) This Trust Agreement may be amended from time to time by the parties hereto as specified in this Section 10.01, provided that any such amendment, except as provided in paragraph (e) below, shall be accompanied by an Opinion of Counsel addressed to the Owner Trustee and the Enhancer to the effect that such amendment (i) complies with the provisions of this Section and (ii) will not cause the Trust to be subject to an entity level tax or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC for federal income tax purposes.

(b) If the purpose of any such amendment (as detailed therein) is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered in this Trust Agreement (i.e., to give effect to the intent of the parties), it shall not be necessary to obtain the consent of any Certificateholders, but the Owner Trustee shall be furnished with (i) a letter from each Rating Agency that the amendment will not result in a Rating Event, determined without regard to the Policy and (ii) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Certificateholder, and the consent of the Enhancer shall be obtained.

(c) If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding (i.e., technical in nature), it shall not be necessary to obtain the consent of any Certificateholder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Certificateholder and the consent of the Enhancer shall be obtained.

(d) If the purpose of the amendment is to add or eliminate or change any provision of the Trust Agreement other than as contemplated in (b) and (c) above, the amendment shall require (i) the consent of the Enhancer and an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Certificateholder and (ii) either (A) a letter from each Rating Agency that such amendment will not cause a Rating Event, if determined without regard to the Policy or (B) the consent of Certificateholders of each Class of Certificates evidencing a majority of the aggregate Certificate Percentage Interest and the Indenture Trustee; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any Certificate without the consent of each Certificateholder affected thereby and the Enhancer, or reduce the aforesaid percentage of Certificates the Certificateholders of which are required to consent to any such amendment, without the consent of the Certificateholders of all such Certificates then outstanding.

(e) No amendment of this Trust Agreement may provide for the holding of any of the Certificates in book-entry form.

(f) If the purpose of any such amendment is to provide for the issuance of additional Certificates representing an interest in the Trust, it shall not be necessary to obtain the consent of any Certificateholder, but the Owner Trustee shall be furnished with (i) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Certificateholders and (B) a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event, if determined without regard to the Policy, and the consent of the Enhancer shall be obtained.

(g) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Enhancer and each of the Rating Agencies. It shall not be necessary for the consent of Certificateholders or the Indenture Trustee pursuant to this Section 10.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Trust Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

(h) In connection with the execution of any amendment to any agreement to which the Trust is a party, other than this Trust Agreement, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the documents subject to such amendment and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

        Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

Section 10.02. No Legal Title to Trust Estate. The Certificateholders shall not have legal title to any part of the Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with Articles V and VIII. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Trust Estate shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

Section 10.03. Limitations on Rights of Others. Except for Section 2.07 hereof, the provisions of this Trust Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Enhancer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Trust Agreement (other than Section 2.07 hereof), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

Section 10.04.        Notices.

(a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt: if to the Owner Trustee, addressed to its Corporate Trust Office; if to the Certificate Paying Agent, addressed to Wells Fargo Bank Minnesota, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Corporate Trust Services - GMACM 2003-HE2, with a copy to the Corporate Trust Office of the Indenture Trustee, if to the Depositor, addressed to Residential Asset Mortgage Products, Inc., 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, Attention:
President, Re: GMACM Home Equity Loan Trust 2003-HE2; if to the Enhancer, addressed to Financial Guaranty Insurance Company, 125 Park Avenue, New York, New York 10017, Attention: Research and Risk Management, if to the Rating Agencies, addressed to Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10001 and Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10004,
Attention: Structured Finance Department - MBS; or, as to each of the foregoing Persons, at such other address as shall be designated by such Person in a written notice to each of the other foregoing Persons.

(b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement to a Certificateholder shall be conclusively presumed to have been duly given, whether or not such Certificateholder receives such notice.

(c) A copy of any notice delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor.

Section 10.05. Severability. Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.06. Separate Counterparts. This Trust Agreement may be executed by the parties hereto in any number of counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 10.07. Successors and Assigns. All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Enhancer, the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

Section 10.08. No Petition. The Owner Trustee, by entering into this Trust Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy Proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations to the Certificates, the Notes, this Trust Agreement or any of the other Basic Documents.

Section 10.09. No Recourse. Each Certificateholder, by accepting a Certificate, acknowledges that such Certificateholder's Certificate represents a beneficial interest in the Trust only and does not represent an interest in or obligation of the Depositor, the Sellers, the Owner Trustee, the Indenture Trustee or any Affiliate thereof, and that no recourse may be had against such Persons or their assets, except as may be expressly set forth or contemplated in the Certificates, this Trust Agreement or the other Basic Documents.

Section 10.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 10.11. GOVERNING LAW. THIS TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section  10.12.  Integration.   This  Trust  Agreement  constitutes  the  entire
agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

Section 10.13. Rights of Enhancer to Exercise Rights of Certificateholders. By accepting its Certificate, each Certificateholder agrees that unless a Enhancer Default exists, the Enhancer shall have the right to exercise all rights of the Certificateholders under this Trust Agreement without any further consent of the Certificateholders. Nothing in this Section, however, shall alter or modify in any way, the fiduciary obligations of the Owner Trustee to the Certificateholders pursuant to this Trust Agreement, or create any fiduciary obligation of the Owner Trustee to the Enhancer. The Enhancer shall be an express third party beneficiary of this Trust Agreement.

        IN WITNESS WHEREOF, the Depositor and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                           RESIDENTIAL ASSET MORTGAGE
                           PRODUCTS, INC.,
                              as Depositor


                           By:    .......................................
                                  Name:
                                  Title:


                           WILMINGTON TRUST COMPANY,
                              not  in its  individual  capacity
                              but  solely  as  Owner   Trustee,
                              except   with   respect   to  the
                              representations   and  warranties
                              contained in Section 6.03 hereof


                           By:    .......................................
                                  Name:
                                  Title:


Acknowledged and Agreed:

Wells Fargo Bank Minnesota, N.A.,
    as Indenture Trustee, Certificate Registrar and Certificate Paying Agent


By:     ....................................
        Name:
        Title:

                                    EXHIBIT A

                             FORM OF SB CERTIFICATE

        THIS CLASS SB CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        THIS CLASS SB CERTIFICATE IS ISSUED IN THE PERCENTAGE INTEREST SET FORTH BELOW. THE CERTIFICATEHOLDER OF THIS CLASS SB CERTIFICATE HEREBY CONSENTS TO ANY CHANGE IN ITS PERCENTAGE INTEREST IN ACCORDANCE WITH SUCH SECTION.

        THIS CLASS SB CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND STATE LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND SUCH STATE LAWS AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE AGREEMENT.

        NO TRANSFER OF THIS CLASS SB CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (i) A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION RESTRICTIONS AND THE FIDUCIARY RESPONSIBILITY REQUIREMENTS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY SUCH PLAN OR ANY PERSON USING "PLAN ASSETS," WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATIONS SECTION 2510.3-101, TO ACQUIRE THIS CLASS SB CERTIFICATE (EACH, A "PLAN INVESTOR"), OR
(ii) IF THIS CLASS SB CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN INVESTOR, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE DEPOSITOR, THE OWNER TRUSTEE, THE SERVICER AND THE CERTIFICATE REGISTRAR, OR A CERTIFICATION IN THE FORM OF EXHIBIT G TO THE AGREEMENT, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CLASS SB CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) AND WILL NOT SUBJECT THE DEPOSITOR, THE OWNER TRUSTEE, THE SERVICER OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

        THE TRANSFEREE OF THIS CLASS SB CERTIFICATE SHALL BE SUBJECT TO UNITED STATES FEDERAL WITHHOLDING TAX UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A CERTIFICATE OF NON-FOREIGN STATUS CERTIFYING AS TO THE TRANSFEREE'S STATUS AS A U.S. PERSON OR CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

        THIS CLASS SB CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT OR THE OTHER BASIC DOCUMENTS.

Certificate No.

Cut-Off Date:
March 1, 2003

Date of Trust Agreement:
March 26, 2003

First Payment Date:                        Percentage Interest: 100%
April 25, 2003

Final Payment Date:
[______], 2003

        GMACM HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES 2003-HE2 evidencing a fractional undivided interest in GMACM Home Equity Loan Trust 2003-HE2 (the "Issuer"), the property of which consists primarily of the Mortgage Loans.

        This Class SB Certificate is payable solely from the assets of the Trust Estate, and does not represent an obligation of or interest in the Depositor, the Sellers, the Servicer, the Indenture Trustee or the Owner Trustee or any of their Affiliates. This Class SB Certificate is not guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Sellers, the Servicer, the Indenture Trustee or the Owner Trustee or any of their affiliates. None of the Depositor, the Sellers, the Servicer, the Indenture Trustee or the Owner Trustee or any of their Affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that GMAC MORTGAGE CORPORATION is the registered owner of the Certificate Percentage Interest evidenced by this Class SB Certificate (as set forth on the face hereof) in certain distributions with respect to the Trust Estate, consisting primarily of the Mortgage Loans, created by Residential Asset Mortgage Products, Inc. (the "Depositor"). The Trust (as defined herein) was created pursuant to a trust agreement dated as of March 26, 2003 (as amended and supplemented from time to time, the "Agreement"), between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of March 26, 2003, between the Trust and the Indenture Trustee. This Class SB Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Certificateholder of this Class SB Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of March, June, September and December or, if such 25th day is not a Business Day, the Business Day immediately following (the "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Class SB Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the pro rata portion evidenced by this Class SB Certificate (based on the Percentage Interest stated on the face hereon) of the amount, if any, required to be distributed to Certificateholders of Certificates on such Payment Date. Distributions on this Class SB Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Class SB Certificate or the making of any notation hereon. Pursuant to the Agreement, the Trust has issued three Classes of Certificates, designated as the Class SB Certificates, the Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates.

        Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class SB Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Class SB Certificate at the office or agency designated by the Certificate Registrar for that purpose in the City and State of New York.

        No transfer of this Class SB Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws or is made in accordance the Securities Act and such state laws. In the event that such a transfer is to be made, (i) the Certificate Registrar or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described in the Agreement and (iii) the Certificate Registrar shall require the transferee to execute an investment letter and a Certificate of Non-Foreign Status in the form described by the Agreement (or if a Certificate of Non-Foreign Status is not provided, an Opinion of Counsel as described in the Agreement), which investment letter and certificate or Opinion of Counsel shall not be at the expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor. The Certificateholder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Depositor, the Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with any such transfer, the Certificate Registrar (unless otherwise directed by the Depositor) will also require either (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction restrictions or the fiduciary responsibility requirements of ERISA or Section 4975 of the Code (a "Plan"), any person acting, directly or indirectly, on behalf of any such Plan or any Person using the "plan assets," within the meaning of the Department of Labor Regulations Section 2510.3-101, to effect such acquisition (collectively, a "Plan Investor") or (ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor, the Owner Trustee, the Servicer and the Certificate Registrar, or a certification in the form of Exhibit G to the Agreement, to the effect that the purchase or holding of such Certificate is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Servicer or the Certificate Registrar to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement.

        This Class SB Certificate is one of a duly authorized issue of Certificates designated as GMACM Home Equity Loan-Backed Certificates of the Series specified hereon (the "Certificates").

        The Certificateholder of this Class SB Certificate, by its acceptance hereof, agrees that it will look solely to the funds on deposit in the Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Class SB Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

        The Certificateholder of this Class SB Certificate acknowledges and agrees that its rights to receive distributions in respect of this Class SB Certificate are subordinated to the rights of the Noteholders and the Enhancer as described in the Indenture.

        Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any of the other Basic Documents.

        The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by the consent of the Enhancer and an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of any such amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Certificateholder, but the Owner Trustee shall be furnished with a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event, determined without regard to the Policy, and the consent of the Enhancer shall be obtained. If the purpose of any such amendment is to prevent the imposition of any federal or state taxes at any time that any Security is

Outstanding, it shall not be necessary to obtain the consent of the any Certificateholder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Certificateholder and the consent of the Enhancer shall be obtained. If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event, determined without regard to the Policy or (b) the consent of Certificateholders of a majority of the Percentage Interests of the Certificates and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on any Certificate without the consent of all Certificateholders affected thereby and the Enhancer, or (ii) reduce the aforesaid percentage of Certificates the Certificateholders of which are required to consent to any such amendment without the consent of the Certificateholders of all such Certificates then outstanding.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class SB Certificate is registerable in the Certificate Register upon surrender of this Class SB Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in the City and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Owner Trustee.

        Except as provided in the Agreement, the Certificates are issuable only in minimum denominations of a 10.0000% Percentage Interest and in integral multiples of a 0.0001% Percentage Interest in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations, as requested by the Certificateholder surrendering the same. This Class SB Certificate is issued in the Percentage Interest above.

        No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

        The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Class SB Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

        This Class SB Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

        The obligations created by the Agreement in respect of this Class SB Certificate and the Trust created thereby shall terminate upon the final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Agreement.

        Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Class SB Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class SB Certificate to be duly executed.

                                  GMACM HOME EQUITY LOAN TRUST 2003-HE2

                                  By:  WILMINGTON TRUST COMPANY,
                                             not in its individual capacity but
                                             solely as Owner Trustee


Dated: March 26, 2003             By:......................................
                                             Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee


By:     ....................................
               Authorized Signatory



or      ...................................,
        as Authenticating Agent of the Trust



By:     ....................................
               Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                        PLEASE INSERT SOCIAL SECURITY OR
                      OTHER IDENTIFYING NUMBER OF ASSIGNEE



_______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)



_______________________________________________________________________________
the  within   Certificate,   and  all  rights  thereunder,   hereby  irrevocably
constituting and appointing



_______________________________________________________________________________
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.



Dated:                               _______________________________*
                                              Signature Guaranteed:


                                     _______________________________*

     * NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Certificate Paying Agent:

     Distribution shall be made by wire transfer in immediately  available funds
to       _______________________________       for      the      account      of
____________________________.

        Applicable statements should be mailed to __________________________.



                                               ______________________________
                                               Signature of assignee or agent
                                               (for authorization of wire
                                               transfer only)

                                    EXHIBIT B

                              CERTIFICATE OF TRUST

                                       OF

                      GMACM HOME EQUITY LOAN TRUST 2003-HE2


        THE UNDERSIGNED, Wilmington Trust Company, as owner trustee (the "Trustee"), for the purpose of forming a statutory trust does hereby certify as follows:

1. The name of the statutory trust is:

               GMACM HOME EQUITY LOAN TRUST 2003-HE2

2. The name and business address of the Trustee of the statutory trust in the State Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

3. The statutory trust reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Trust in the manner now or hereafter prescribed by law.

4. This Certificate of Trust shall be effective upon filing.

        THE UNDERSIGNED, being the Trustee hereinbefore named, for the purpose of forming a statutory trust pursuant to the provisions of the Delaware Statutory Trust Act, does make this certificate of trust, hereby declaring and further certifying that this is its act and deed and that to the best of the undersigned's knowledge and belief the facts herein stated are true.

                              WILMINGTON TRUST COMPANY,
                                 not in its individual capacity but solely as owner trustee under the trust agreement to be dated as of March 26, 2003


                              By:    ____________________________
                                     Name:
                                     Title:


Dated:  March 26, 2003

                                    EXHIBIT C

                   FORM OF RULE 144A INVESTMENT REPRESENTATION

             Description of Rule 144A Securities, including numbers:
                 ==============================================
                 ==============================================


        The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Owner Trustee and the Depositor, pursuant to Section 3.05 of the trust agreement  dated  as  of  March  26,  2003  (the  "Agreement"),  between
        Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as follows:

a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Servicer.

d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

3.      The Buyer represents that:

(i)     either (a) or (b) is satisfied, as marked below:

                      ____ a. The Buyer is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor Regulations Section 2510.3-101; or

                      ____ b. The Buyer will  provide the  Depositor,  the Owner
               Trustee, the Certificate  Registrar and the Servicer with either:
               (x) an opinion of counsel, satisfactory to the Depositor, the Owner Trustee, the Certificate Registrar and the Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Buyer is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or the Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the

               Certificate Registrar or the Servicer; or (y) in lieu of such opinion of counsel, a certification in the form of Exhibit G to the Trust Agreement; and

(ii) the Buyer is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 3.

        This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

        Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of March 26, 2003, between the Trust and the Indenture Trustee.

        IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



-----------------------------------    ------------------------------------
-----------------------------------    ------------------------------------
Print Name of Seller                   Print Name of Buyer

By:                                    By:
       ----------------------------         -------------------------------
       Name:                                Name:
       Title:                               Title:

Taxpayer Identification:               Taxpayer Identification:

No. No.
       ----------------------------         -------------------------------
       ----------------------------         -------------------------------

Date:                                  Date:
         --------------------------          ------------------------------

                              ANNEX 1 TO EXHIBIT C


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              For Buyers Other Than Registered Investment Companies

        The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ 1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

      ____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.
      ____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any state, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking
                commission  or  similar   official  or  is  a  foreign  bank  or
                equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
      ____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

          ____ Broker-Dealer.  The  Buyer is a  dealer  registered  pursuant  to
               Section 15 of the Securities Exchange Act of 1934, as amended.

1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

          ____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state or territory or the District of Columbia.

          ____ State or Local Plan. The Buyer is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

          ____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

          ____ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940. as amended.

          ____ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
               (d) of the Small Business Investment Act of 1958, as amended.

          ____ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

          ____ Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees, or
               (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

       _____         _____     Will the Buyer be purchasing the Rule 144A
           Yes         No      Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                        __________________________________
                                              Print Name of Buyer


                                       By:__________________________
                                          Name:
                                          Title:


                                      Date:_________________________

                              ANNEX 2 TO EXHIBIT C


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

               For Buyers That Are Registered Investment Companies


        The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2.  In  connection   with  purchases  by  Buyer,   the  Buyer  is  a  "qualified
institutional buyer" as defined in Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

              ____ The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).
              ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                        __________________________________
                                              Print Name of Buyer


                                       By:_________________________________
                                       Name:
                                       Title:


                                              IF AN ADVISER:


                                        __________________________________
                                              Print Name of Buyer


                                      Date:_______________________________

                                    EXHIBIT D

                     FORM OF INVESTOR REPRESENTATION LETTER


                      ,

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention:  Corporate Trust Services - GMACM 2003-HE2

               Re:    Residential Asset Mortgage Products, Inc.,
                     GMACM Home Equity Loan-Backed Certificates, Series 2003-HE2


Ladies and Gentlemen:

        ___________________ (the "Purchaser") intends to purchase from (the "Seller") a [__]% Certificate Percentage Interest of the Class [__] Certificates of Series 2003-HE2 (the "Certificates"), issued pursuant to the trust agreement dated as of March 26, 2003 (the "Trust Agreement"), between Residential Asset Mortgage Products, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by Wells Fargo Bank Minnesota, N.A., as Certificate Registrar. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of March 26, 2003, between the Trust and the Indenture Trustee. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act"), or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Trust Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4. The Purchaser has been furnished with, and has had an opportunity to review a copy of the Trust Agreement and such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser.

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any
Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (d) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

6. The Purchaser represents:

(i) that either (a) or (b) is satisfied, as marked below:

                      _____ a. The  Purchaser is not any  employee  benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor Regulations Section 2510.3-101; or

                      _____ b. The  Purchaser  will provide the  Depositor,  the
               Owner Trustee, the Certificate Registrar and the Servicer with either: (x) an opinion of counsel, satisfactory to the Depositor, the Owner Trustee, the Certificate Registrar and the Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Purchaser is permissible under applicable law, will not constitute or result in a prohibited transaction under
               Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or the Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Servicer; or (y) in lieu of such opinion of counsel, a certification in the form of Exhibit G to the Trust Agreement; and

(ii) the Purchaser is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 6.

7.      The Purchaser is not a non-United States person.

                                              Very truly yours,





                                       By:_________________________________
                                       Name:
                                       Title:

                                    EXHIBIT E

                    FORM OF TRANSFEROR REPRESENTATION LETTER


                ,

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention:  Corporate Trust Services - GMACM 2003-HE2

               Re:    Residential Asset Mortgage Products, Inc.
                     GMACM Home Equity Loan-Backed Certificates, Series 2003-HE2


Ladies and Gentlemen:

        _________________   (the   "Purchaser")   intends   to   purchase   from
______________ (the "Seller") a ______% Percentage Interest of Certificates of Series 2003-HE2 (the "Certificates"), issued pursuant to the trust agreement dated as of March 26, 2003 (the "Trust Agreement"), between Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by Wells Fargo Bank Minnesota, N.A., as Certificate Registrar. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of March 26, 2003, between the Trust and the Indenture Trustee. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

        Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                                              Very truly yours,

                                        __________________________________
                                              (Seller)


                                       By:_________________________________
                                       Name:
                                       Title:

                                    EXHIBIT F

                    FORM OF CERTIFICATE OF NON-FOREIGN STATUS


        This Certificate of Non-Foreign  Status is delivered pursuant to Section
3.05 of the trust agreement dated as of March 26, 2003 (the "Trust Agreement"), between Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), and Wilmington Trust Company, as owner trustee, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the "Beneficial Owner"), or nominee on behalf of the Beneficial Owner of GMACM Home Equity Loan-Backed Certificates, Series 2003-HE2 (the "Certificates"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of March 26, 2003, between the Trust and the Indenture Trustee.

        Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III.

        In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

        To confirm to the Trust that the provisions of Sections 871, 881 or 1446 of the Internal Revenue Code (relating to withholding tax on foreign partners) do not apply in respect of the Certificates held by the undersigned, the undersigned hereby certifies:

Part I -       Complete Either A or B

A.   Individual as Beneficial Owner

     1. I am (the Beneficial Owner is ) not a non-resident alien for purposes of U.S. income taxation;

     2.   My (the Beneficial Owner's) name and home address are:

          ____________________________; and

     3. My (the Beneficial Owner's) U.S. taxpayer identification number (Social Security Number) is _______________________.

B.   Corporate, Partnership or Other Entity as Beneficial Owner

     1. (Name of the Beneficial Owner) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations;

     2. The Beneficial Owner's office address and place of incorporation (if applicable) is

           ____________________________; and

     3.   The Beneficial Owner's U.S. employer identification number is .

Part II -      Nominees

        If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this Certificate has been made in reliance upon information contained in:

                      an IRS Form W-9
               ------

                      a form such as this or substantially similar
               ------

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in Beneficial Owners, the undersigned agrees to submit a new Certificate of Non-Foreign Status to the Trust promptly after such change.

Part III -     Declaration

        The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty (60) days of the date that the Beneficial Owner becomes a foreign person. The undersigned understands that this certificate may be disclosed to the Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

        Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.


----------------------------------------------
                    Name



----------------------------------------------
            Title (if applicable)



----------------------------------------------
             Signature and Date
* NOTE: If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                    EXHIBIT G

                       FORM OF ERISA REPRESENTATION LETTER


                          ,

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania 19044

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention:  Corporate Trust Services - GMACM 2003-HE2

               Re:    Residential Asset Mortgage Products, Inc.
                     GMACM Home Equity Loan-Backed Certificates, Series 2003-HE2


Dear Sirs:

     __________________    (the   "Transferee")    intends   to   acquire   from
________________ (the "Transferor") a % Percentage Interest of GMACM Home Equity Loan-Backed Certificates, Series 2003-HE2 (the "Certificates"), issued pursuant to a trust agreement dated as of March 26, 2003, between Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of March 26, 2003, between the Trust and the Indenture Trustee.

        The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar and the Servicer that:

               The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement  accounts  and  annuities,  Keogh  plans that are  subject to

        Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or any and bank collective investment funds and insurance company general or separate accounts or other entities in which such plans, accounts or arrangements are invested, (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") Regulations Section 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing with plan assets within the meaning of the DOL Regulations Section 2510.3-101.

               The Transferee is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made herein.

                                              Very truly yours,





                                       By:____________________________
                                       Name:
                                       Title:

                                    EXHIBIT H

                          FORM OF REPRESENTATION LETTER


                          ,

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania 19044

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention:  Corporate Trust Services - GMACM 2003-HE2

               Re:    Residential Asset Mortgage Products, Inc.
                     GMACM Home Equity Loan-Backed Certificates, Series 2003-HE2


Dear Sirs:

     ______________________   (the   "Transferee")   intends  to  acquire   from
________________ (the "Transferor") a % Percentage Interest of GMACM Home Equity Loan-Backed Certificates, Series 2003-HE2 (the "Certificates"), issued pursuant to a trust agreement dated as of March 26, 2003 (the "Trust Agreement"), Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of March 26, 2003, between the Trust and the Indenture Trustee.

        The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar and the Servicer that:

(1) the Transferee is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition; and

(2) the Transferee is not a partnership, grantor trust or S corporation for federal income tax purposes, or, if the Transferee is a partnership, grantor trust or S corporation for federal income tax purposes, the Certificates are not more than 50% of the assets of the partnership, grantor trust or S corporation.

                                              Very truly yours,





                                       By:___________________________
                                       Name:
                                       Title:

                                    EXHIBIT I

                         FORM OF CLASS R-I CERTIFICATES

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 3.05 OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE COMPANY AND THE TRUSTEE
THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE

PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Class R-I Certificate

Cut-Off Date:
March 1, 2003

Date of Trust Agreement:
March 26, 2003

First Payment Date:                        Percentage Interest: 100%
April 25, 2003

Final Payment Date:
[______], 2003

        GMACM HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES 2003-HE2 evidencing a fractional undivided interest in GMACM Home Equity Loan Trust 2003-HE2 (the "Issuer"), the property of which consists primarily of the Mortgage Loans.

        This Certificate is payable solely from the assets of the Trust Estate, and does not represent an obligation of or interest in the Depositor, the Sellers, the Servicer, the Indenture Trustee or the Owner Trustee or any of their Affiliates. This Certificate is not guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Sellers, the Servicer, the Indenture Trustee or the Owner Trustee or any of their affiliates. None of the Depositor, the Sellers, the Servicer, the Indenture Trustee or the Owner Trustee or any of their Affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that GMAC Mortgage Corporation is the registered owner of the Certificate Percentage Interest evidenced by this Certificate (as set forth on the face hereof) in certain distributions with respect to the Trust Estate, consisting primarily of the Mortgage Loans, created by Residential Asset Mortgage Products, Inc. (the "Depositor"). The Trust (as defined herein) was created pursuant to a trust agreement dated as of March 26, 2003 (as amended and supplemented from time to time, the "Agreement"), between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of March 26, 2003, between the Trust and the Indenture Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Certificateholder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of March, June, September and December or, if such 25th day is not a Business Day, the Business Day immediately following (the "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the pro rata portion evidenced by this Certificate (based on the Percentage Interest stated on the face hereon) of the amount, if any, required to be distributed to Certificateholders of Certificates on such Payment Date. Distributions on this Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

        Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency designated by the Certificate Registrar for that purpose in the City and State of New York. This Certificate has no Certificate Balance.

        Each Certificateholder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that
(i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Indenture Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Certificateholder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

        No transfer of this Class R-I Certificate will be made unless the Indenture Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

        This Certificate is one of a duly authorized issue of Certificates designated as GMACM Home Equity Loan-Backed Certificates of the Series specified hereon (the "Certificates").

        The Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the funds on deposit in the Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

        The Certificateholder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders and the Enhancer as described in the Indenture.

        Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any of the other Basic Documents.

        The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by an Opinion of Counsel to the Owner Trustee and the Enhancer to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of any such amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Certificateholder, but the Owner Trustee shall be furnished with a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event, if determined without regard to the Policy. If the purpose of any such amendment is to prevent the imposition of any federal or state taxes at any time that any Security is Outstanding, it shall not be necessary to obtain the consent of the any Certificateholder, but the Owner Trustee and the Enhancer shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Certificateholder. If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event, if determined without regard to the Policy or (b) the consent of Certificateholders of a majority of the Percentage Interests of the Certificates and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on any Certificate without the consent of all Certificateholders affected thereby, or (ii) reduce the aforesaid percentage of Certificates the Certificateholders of which are required to consent to any such amendment without the consent of the Certificateholders of all such Certificates then outstanding.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in the City and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Owner Trustee.

        Except as provided in the Agreement, the Certificates are issuable only in minimum denominations of a 10.0000% Percentage Interest and in integral multiples of a 0.0001% Percentage Interest in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations, as requested by the Certificateholder surrendering the same. This Certificate is issued in the Percentage Interest above.

        No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

        The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

        The obligations created by the Agreement in respect of this Certificate and the Trust created thereby shall terminate upon the final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Agreement.

        Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                  GMACM HOME EQUITY LOAN TRUST 2003-HE2

                                  By:  WILMINGTON TRUST COMPANY,
                                             not in its individual capacity but
                                             solely as Owner Trustee


Dated: March 26, 2003             By:.....................................
                                             Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee


By:     ....................................
               Authorized Signatory



or      ...................................,
        as Authenticating Agent of the Trust



By:     ....................................
               Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                        PLEASE INSERT SOCIAL SECURITY OR
                      OTHER IDENTIFYING NUMBER OF ASSIGNEE



_______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)



_______________________________________________________________________________
the  within   Certificate,   and  all  rights  thereunder,   hereby  irrevocably
constituting and appointing



_______________________________________________________________________________
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.



Dated:                               _______________________________*
                                              Signature Guaranteed:


                                     _______________________________*
    * NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Certificate Paying Agent:

     Distribution shall be made by wire transfer in immediately  available funds
to       _______________________________       for      the      account      of
____________________________.

        Applicable statements should be mailed to __________________________.



                                               ______________________________
                                               Signature of assignee or agent
                                               (for authorization of wire
                                               transfer only)

                         FORM OF CLASS R-II CERTIFICATE

        THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 3.05 OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

        ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS  CERTIFICATE  MAY BE
MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN
SECTION  1381(a)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER
SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES
(A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS

CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Class R-II Certificate

Cut-Off Date:
March 1, 2003

Date of Trust Agreement:
March 26, 2003

First Payment Date:                     Percentage Interest: 100%
April 25, 2003

Final Payment Date:
[______], 2003

        GMACM HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES 2003-HE2 evidencing a fractional undivided interest in GMACM Home Equity Loan Trust 2003-HE2 (the "Issuer"), the property of which consists primarily of the Mortgage Loans.

        This Certificate is payable solely from the assets of the Trust Estate, and does not represent an obligation of or interest in the Depositor, the Sellers, the Servicer, the Indenture Trustee or the Owner Trustee or any of their Affiliates. This Certificate is not guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Sellers, the Servicer, the Indenture Trustee or the Owner Trustee or any of their affiliates. None of the Depositor, the Sellers, the Servicer, the Indenture Trustee or the Owner Trustee or any of their Affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that GMAC MORTGAGE CORPORATION is the registered owner of the Certificate Percentage Interest evidenced by this Certificate (as set forth on the face hereof) in certain distributions with respect to the Trust Estate, consisting primarily of the Mortgage Loans, created by Residential Asset Mortgage Products, Inc. (the "Depositor"). The Trust (as defined herein) was created pursuant to a trust agreement dated as of March 26, 2003 (as amended and supplemented from time to time, the "Agreement"), between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of March 26, 2003, between the Trust and the Indenture Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Certificateholder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of March, June, September and December or, if such 25th day is not a Business Day, the Business Day immediately following (the "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the pro rata portion evidenced by this Certificate (based on the Percentage Interest stated on the face hereon) of the amount, if any, required to be distributed to Certificateholders of Certificates on such Payment Date. Distributions on this Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

        Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency designated by the Certificate Registrar for that purpose in the City and State of New York. This Certificate has no Certificate Balance.

        Each Certificateholder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that
(i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Indenture Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Certificateholder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

        No transfer of this Class R-II Certificate will be made unless the Indenture Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") and stating, among other things, that the transferee's acquisition this Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

        This Certificate is one of a duly authorized issue of Certificates designated as GMACM Home Equity Loan-Backed Certificates of the Series specified hereon (the "Certificates").

        The Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the funds on deposit in the Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

        The Certificateholder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders and the Enhancer as described in the Indenture.

        Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any of the other Basic Documents.

        The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by an Opinion of Counsel to the Owner Trustee and the Enhancer to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of any such amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Certificateholder, but the Owner Trustee shall be furnished with a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event, if determined without regard to the Policy. If the purpose of any such amendment is to prevent the imposition of any federal or state taxes at any time that any Security is Outstanding, it shall not be necessary to obtain the consent of the any Certificateholder, but the Owner Trustee and the Enhancer shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Certificateholder. If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event, if determined without regard to the Policy or (b) the consent of Certificateholders of a majority of the Percentage Interests of the Certificates and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on any Certificate without the consent of all Certificateholders affected thereby, or (ii) reduce the aforesaid percentage of Certificates the Certificateholders of which are required to consent to any such amendment without the consent of the Certificateholders of all such Certificates then outstanding.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in the City and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Owner Trustee.

        Except as provided in the Agreement, the Certificates are issuable only in minimum denominations of a 10.0000% Percentage Interest and in integral multiples of a 0.0001% Percentage Interest in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations, as requested by the Certificateholder surrendering the same. This Certificate is issued in the Percentage Interest above.
        No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

        The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

        The obligations created by the Agreement in respect of this Certificate and the Trust created thereby shall terminate upon the final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Agreement.

        Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                GMACM HOME EQUITY LOAN TRUST 2003-HE2

                                By:  WILMINGTON TRUST COMPANY,
                                           not in its individual capacity but
                                           solely as Owner Trustee


Dated: March 26, 2003           By:............................................
                                           Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee


By:     ....................................
               Authorized Signatory



or      ...................................,
        as Authenticating Agent of the Trust



By:     ....................................
               Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                        PLEASE INSERT SOCIAL SECURITY OR
                      OTHER IDENTIFYING NUMBER OF ASSIGNEE



_______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)



_______________________________________________________________________________
the  within   Certificate,   and  all  rights  thereunder,   hereby  irrevocably
constituting and appointing



_______________________________________________________________________________
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.



Dated:                               _______________________________*
                                              Signature Guaranteed:


                                     _______________________________*


    * NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Certificate Paying Agent:

     Distribution shall be made by wire transfer in immediately  available funds
to       _______________________________       for      the      account      of
____________________________.

        Applicable statements should be mailed to __________________________.



                                               ______________________________
                                               Signature of assignee or agent
                                               (for authorization of wire
                                               transfer only)

                         FORM OF CLASS R-III CERTIFICATE

        THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 3.05 OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

        ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS  CERTIFICATE  MAY BE
MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN
SECTION  1381(a)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER
SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES
(A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE

CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Class R-III Certificate

Cut-Off Date:
March 1, 2003

Date of Trust Agreement:
March 26, 2003

First Payment Date:                     Percentage Interest: 100%
April 25, 2003

Final Payment Date:
August 26, 2032

        GMACM HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES 2003-HE2 evidencing a fractional undivided interest in GMACM Home Equity Loan Trust 2003-HE2 (the "Issuer"), the property of which consists primarily of the Mortgage Loans.

        This Certificate is payable solely from the assets of the Trust Estate, and does not represent an obligation of or interest in the Depositor, the Sellers, the Servicer, the Indenture Trustee or the Owner Trustee or any of their Affiliates. This Certificate is not guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Sellers, the Servicer, the Indenture Trustee or the Owner Trustee or any of their affiliates. None of the Depositor, the Sellers, the Servicer, the Indenture Trustee or the Owner Trustee or any of their Affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that GMAC MORTGAGE CORPORATION is the registered owner of the Certificate Percentage Interest evidenced by this Certificate (as set forth on the face hereof) in certain distributions with respect to the Trust Estate, consisting primarily of the Mortgage Loans, created by Residential Asset Mortgage Products, Inc. (the "Depositor"). The Trust (as defined herein) was created pursuant to a trust agreement dated as of March 26, 2003 (as amended and supplemented from time to time, the "Agreement"), between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of March 26, 2003, between the Trust and the Indenture Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Certificateholder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of March, June, September and December or, if such 25th day is not a Business Day, the Business Day immediately following (the "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the pro rata portion evidenced by this Certificate (based on the Percentage Interest stated on the face hereon) of the amount, if any, required to be distributed to Certificateholders of Certificates on such Payment Date. Distributions on this Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

        Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency designated by the Certificate Registrar for that purpose in the City and State of New York. This Certificate has no Certificate Balance.

        Each Certificateholder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that
(i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Indenture Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Certificateholder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

        No transfer of this Class R-III Certificate will be made unless the Indenture Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") and stating, among other things, that the transferee's acquisition this Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

        This Certificate is one of a duly authorized issue of Certificates designated as GMACM Home Equity Loan-Backed Certificates of the Series specified hereon (the "Certificates").

        The Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the funds on deposit in the Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

        The Certificateholder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders and the Enhancer as described in the Indenture.

        Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any of the other Basic Documents.

        The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by an Opinion of Counsel to the Owner Trustee and the Enhancer to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of any such amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Certificateholder, but the Owner Trustee shall be furnished with a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event, if determined without regard to the Policy. If the purpose of any such amendment is to prevent the imposition of any federal or state taxes at any time that any Security is Outstanding, it shall not be necessary to obtain the consent of the any Certificateholder, but the Owner Trustee and the Enhancer shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Certificateholder. If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event, if determined without regard to the Policy or (b) the consent of Certificateholders of a majority of the Percentage Interests of the Certificates and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on any Certificate without the consent of all Certificateholders affected thereby, or (ii) reduce the aforesaid percentage of Certificates the Certificateholders of which are required to consent to any such amendment without the consent of the Certificateholders of all such Certificates then outstanding.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in the City and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Owner Trustee.

        Except as provided in the Agreement, the Certificates are issuable only in minimum denominations of a 10.0000% Percentage Interest and in integral multiples of a 0.0001% Percentage Interest in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations, as requested by the Certificateholder surrendering the same. This Certificate is issued in the Percentage Interest above.
        No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

        The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

        The obligations created by the Agreement in respect of this Certificate and the Trust created thereby shall terminate upon the final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Agreement.

        Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                              GMACM HOME EQUITY LOAN TRUST 2003-HE2

                              By:  WILMINGTON TRUST COMPANY,
                                         not in its individual capacity but
                                         solely as Owner Trustee


Dated: March ___, 2003        By:............................................
                                         Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee


By:     ....................................
               Authorized Signatory



or      ...................................,
        as Authenticating Agent of the Trust



By:     ....................................
               Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                        PLEASE INSERT SOCIAL SECURITY OR
                      OTHER IDENTIFYING NUMBER OF ASSIGNEE



_______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)



_______________________________________________________________________________
the  within   Certificate,   and  all  rights  thereunder,   hereby  irrevocably
constituting and appointing



_______________________________________________________________________________
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.



Dated:                               _______________________________*
                                              Signature Guaranteed:


                                     _______________________________*

    * NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Certificate Paying Agent:

     Distribution shall be made by wire transfer in immediately  available funds
to       _______________________________       for      the      account      of
____________________________.

        Applicable statements should be mailed to __________________________.



                                               ______________________________
                                               Signature of assignee or agent
                                               (for authorization of wire
                                               transfer only)

                                 EXHIBIT J-1
                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the GMACM Mortgage Pass-Through Certificates, Series 2003-HE2, Class R-[ ] (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ______________] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R-[ ] Certificates, and (iii) is acquiring the Class R-[ ] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R-[ ] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                                        J-1-1

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

6. That the Owner is aware that the Certificate Registrar will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 3.05 of the Trust Agreement under which the Class R-[ ] Certificates were issued (in particular, clause
(i)(A) and (i)(B) of Section 3.05 which authorize the Certificate Registrar to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Servicer Trustee in the event the Owner holds such Certificates in violation of Section 3.05). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R-[ ] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

9. The Owner's Taxpayer Identification Number is .

10. This affidavit and agreement relates only to the Class R-[ ] Certificates held by the Owner and not to any other holder of the Class R-[ ]Certificates. The Owner understands that the liabilities described herein relate only to the Class R-[ ] Certificates.

11. That no purpose of the Owner relating to the transfer of any of the Class R-[ ] Certificates by the Owner is or will be to impede the assessment or collection of any tax.

12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R-[ ]
Certificate that the Owner intends to pay taxes associated with holding such Class R-[ ] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R-[ ] Certificate.

                                        J-1-2

13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R-[ ] Certificates remain outstanding.

14. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of __________, ____________.


                                    [NAME OF OWNER]


                                    By:
                                          ------------------------------
                                          [Name of Officer]
                                          [Title of Officer]

[Corporate Seal]

ATTEST:


------------------------------------
[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this ____ day of __________, ____________.




                                   --------------------------------------------
                                                NOTARY PUBLIC


                                    COUNTY OF
                                                ----------------------------
                                    STATE OF
                                                ----------------------------
                                       My  Commission  expires  the ___ day of
                               _____________, 20__.


                                        J-1-4

                                   EXHIBIT J-2

                         FORM OF TRANSFEROR CERTIFICATE


                             ________________, 20__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention:  Corporate Trust Services - GMACM 2003-HE2

               Re:    GMACM Mortgage Pass-Through Certificates,
                      Series 2003-HE2, Class R


Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by ____________________ (the "Seller") to ______________________ (the
"Purchaser") of $__________ Initial Certificate Principal Balance of GMACM Mortgage Pass-Through Certificates, Series 2003-HE2, Class R-[ ] (the "Certificates"), pursuant to Section 3.05 of the Trust Agreement (the "Trust Agreement"), dated as of March 26, 2003 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as servicer, and Wilmington Trust Company, as owner trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Servicer a transfer affidavit and agreement in the form attached to the Trust Agreement as Exhibit J-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R-[ ]

                                        J-2-1

Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                              Very truly yours,


                                              (Seller)


                                       By:
                                       Name:
                                                -----------------------------
                                       Title:
                                              -------------------------------

                                        J-2-2

     * NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

     * NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.